Nationwide Variable Insurance Trust
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 15, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager International Value Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on June 14, 2017, the Board approved the termination of J.P. Morgan Investment Management Inc. ("JPMorgan") as a subadviser to the NVIT Multi-Manager International Value Fund (the "Fund") and approved the appointment of Thompson, Siegel & Walmsley LLC ("TSW") as a new subadviser to the Fund.  This change is anticipated to be implemented on or about July 10, 2017 (the "Effective Date").

a.	The information under the heading "Principal Investment Strategies" on page 7 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies headquartered, that derive at least 50% of their revenues or profits from goods produced or sold, investment made or services performed from, or whose securities regularly trade on markets (i.e., are "located") outside the United States. Some of these countries may be considered to be emerging market countries, which typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in the securities of companies of any market capitalization, including smaller companies, and typically invests in those located in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest a significant amount of its net assets in the securities of issuers located in any one country. The Fund employs a "value" style of investing, which means investing in equity securities that the subadviser believes are trading at prices that do not reflect a company's intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.
The Fund generally considers selling a security when the thesis and/or catalysts have been reached, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in international securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses a market capitalization-weighted approach to invest in securities of companies that the subadviser believes to be value companies primarily because they have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their shares trade in the market. The other subadviser uses a combination of qualitative and quantitative methods to assess a company's valuation and attractiveness through fundamental research. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading "Portfolio Management – Subadvisers" on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Dimensional Fund Advisors LP ("Dimensional")
Thompson, Siegel & Walmsley LLC ("TSW")

c.	The table under the heading "Portfolio Management – Portfolio Managers" on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Dimensional
Joseph H. Chi, CFA	Senior Portfolio Manager and Vice President	Since 2012
Jed S. Fogdall	Senior Portfolio Manager and Vice President	Since 2012
Bhanu P. Singh	Senior Portfolio Manager and Vice President	Since 2015
Mary T. Phillips, CFA	Senior Portfolio Manager and Vice President	Since 2015
TSW
Brandon H. Harrell, CFA	Portfolio Manager	Since 2017

d.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 35 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies headquartered, that derive at least 50% of their revenues or profits from goods produced or sold, investment made or services performed from, or whose securities regularly trade on markets (i.e., are "located") outside the United States, including those in emerging market countries. These companies may also include those organized in the United States, but whose principal activities and interests are outside the United States. The Fund may invest in the securities of companies of any market capitalization, including small- and mid-cap companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest a significant amount of its net assets in the securities of issuers located in any one country. Each of the Fund's subadvisers uses a value style of investing, which involves buying securities whose market prices appear to be undervalued relative to their earnings, book value, cash flow and other measures of value. The Fund generally considers selling a security when the thesis and/or catalysts have been reached, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected Dimensional Fund Advisors LP and Thompson, Siegel & Walmsley LLC as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.
The two portions are each managed as follows:

DIMENSIONAL FUND ADVISORS LP ("DIMENSIONAL") – using a market capitalization-weighted approach, Dimensional purchases securities of large non-U.S. companies in countries with developed markets that it determines to be value stocks. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization a large company has within an eligible country, the greater its target representation in the portion of the Fund subadvised by Dimensional. Dimensional may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, profitability and other factors that Dimensional determines appropriate, given market conditions. Securities are considered to be value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time to time. In assessing profitability, Dimensional may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
THOMPSON, SIEGEL & WALMSLEY LLC ("TSW") – TSW uses a combination of qualitative and quantitative methods, based on a four-factor valuation screen applied to a universe of securities of non-U.S. companies in order to identify companies with catalysts that can unlock value within approximately the next three years. Factors one and two of the screen attempt to assess a company's attractiveness based on both absolute and sector relative valuation, using cash flow as one of the primary determinants. The third factor considers the relative earnings prospects of the company, incorporating both earnings revisions and surprises. The fourth factor involves examining the company's recent relative price action. TSW generally limits its universe to those companies with a minimum of three years of sound operating history. From the screen approximately 20% of stocks are identified as candidates for further research. These are the stocks that rank the highest on the basis of these four factors combined. TSW identifies a sub-set of stocks for bottom-up fundamental analysis on a routine basis, and explores numerous factors that might affect the outlook of the company. A stock is ordinarily sold because:

•	of a significant negative earnings surprise or downward revision;
•	it no longer meets TSW's criteria for inclusion in the portfolio;
•	a catalyst is achieved or is no longer valid;
•	other stocks present more favorable opportunities or
•	the stock is swapped for another stock with a higher expected return.

e.	The paragraph related to JPMorgan under the heading "Fund Management – Subadvisers" on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN") is subadviser for a portion of the NVIT Multi-Manager Small Cap Value Fund. JPMorgan is located at 270 Park Avenue, New York, NY 10017. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM). JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

f.	The paragraph related to TSW under the heading "Fund Management – Subadvisers" on page 56 of the Prospectus is deleted in its entirety and replaced with the following:
THOMPSON, SIEGEL & WALMSLEY LLC ("TSW") is subadviser for a portion of the NVIT Multi-Manager International Value Fund and the NVIT Multi-Manager Mid Cap Value Fund. TSW, a Delaware limited liability company, is located at 6641 West Broad Street, Suite 600, Richmond, VA 23230, and is a majority-owned subsidiary of OMAM Inc., an indirect wholly owned subsidiary of Old Mutual plc, a London exchange-listed financial company based in the United Kingdom. TSW was founded in 1969.

g.	The paragraph related to JPMorgan under the heading "NVIT Multi-Manager International Value Fund" on page 57 of the Prospectus is deleted in its entirety and replaced with the following:

TSW

The portfolio manager for the portion of the Fund managed by TSW is Brandon H. Harrell, CFA.  Mr. Harrell has been a Portfolio Manager for TSW since 2005, having joined TSW in 1996. Mr. Harrell obtained a BA from Wake Forest University and received his MBA from George Mason University.  Mr. Harrell started his career in the investment management industry in 1987.

2.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about TSW.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE